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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K



                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934






Date of report (Date of earliest event reported)       December 17, 1997
                                                         (December 2, 1997)
                                                       -------------------------

                          RENTAL SERVICE CORPORATION
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            (Exact Name of Registrant as Specified in Its Charter)



     DELAWARE                           000-21237                33-0569350
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(State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
of Incorporation)                                           Identification No.)


  14505 North Hayden Road, Suite 322, Scottsdale, Arizona         85260
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        (Address of Principal Executive Offices)                (Zip Code)


                                (602) 905-3300
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             (Registrant's Telephone Number, including Area Code)

                                NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)



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Item 2.  Acquisition or Disposition of Assets

     On December 2, 1997, Rental Service Corporation ("RSC" or the "Company") acquired all of the outstanding capital stock of Rent-It-Center, Inc. d/b/a Center Rentals & Sales and substantially all of the assets of certain affiliated entities (collectively, "Center") for approximately $100.9 million in cash, 482,315 shares of RSC common stock (of which 64,544 shares will be issued over seven years, subject to earlier issuance over three years if certain performance objectives are achieved) and the assumption of approximately $16.0 million of Center's debt. Center is a leading independent rental company and also sells a variety of equipment ranging from small tools to heavy equipment, including related commodity supplies. Center operates a total of 14 locations in Colorado, New Mexico, Texas, Kansas, Missouri and Nebraska, and had total combined revenues of approximately $49.8 million for its fiscal year ended October 31, 1997. Center's balance sheet is consolidated with the Company's under the purchase method of accounting as of December 2, 1997. Pursuant to the acquisition agreements, the Company assumed effective control of Center's operations on November 1, 1997, and has included Center's revenues, costs and expenses from such date in its consolidated statement of operations, net of related imputed purchase price adjustments.

Item 5.  Other Events.

     On December 2, 1997, the Company amended and restated its revolving credit facility (the "Revolver") to increase its total available financing to $600.0 million. This increase consisted of an increase in the availability under the Revolver from $300.0 million to $500.0 million and a new $100.0 million seven-year term loan facility (the "Term Loan"). In addition, this new financing package extended the maturity date of the Revolver to December 2, 2002; changed the methodology for determining the interest rate margins; increased the allowed levels of capital expenditures and investments to $160.0 million in 1997, $150.0 million in each of 1998, 1999 and 2000, $160.0 million in 2001, $180.0 million in 2002, $225.0 million in 2003 and $240.0 million in 2004 (plus amounts reinvested from asset sales); and amended several covenants, including the computation methodology of certain financial covenants.

     The Term Loan requires mandatory principal payments of $1.0 million on each of its first six anniversaries, with the remaining principal amount due at maturity. The Term Loan matures on December 2, 2004. Interest on the Term Loan is payable monthly at either the prime rate plus 1.0% or the Eurodollar rate plus 2.5% (at the Company's option). The Term Loan contains the same conditions, covenants and restrictions as the Revolver.

     On December 12, 1997, RSC acquired all of the outstanding capital stock of Siems Rental & Sales Co., Inc. ("Siems") for $8.0 million in cash, 126,315 shares of RSC common stock and the assumption of approximately $13.5 million of Siems' debt. Siems is an independent rental company engaged in the rental, sales and service of various types

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of construction and industrial equipment. Siems operates a total of six locations in Maryland, Delaware, Pennsylvania and Virginia, and had trailing twelve months revenues of approximately $21.0 million as of September 30, 1997. Siems' balance sheet is consolidated with the Company's under the purchase method of accounting as of December 12, 1997. Pursuant to the acquisition agreement, the Company assumed effective control of Siems' operations on November 1, 1997, and has included Siems' revenues, costs and expenses from such date in its consolidated statement of operations, net of related imputed purchase price adjustments.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired

        The audited financial statements of Center are not included with this Current Report on Form 8-K, but will be filed with an amendment to this Form 8-K within 60 days.

     (b)  Pro Forma Financial Information

        The pro forma financial information relating to the acquisition of Center is not included with this Current Report on Form 8-K, but will be filed with an amendment to this Form 8-K within 60 days.

     (c)  Exhibits

          Exhibit Number                          Description
          --------------       -------------------------------------------------

               1.1 Form of Underwriting Agreement relating to the Company's public offering of 4,000,000 shares of its Common Stock, $.01 par value.

              10.1 *           Stock Purchase Agreement by and among David P.
                               Lanoha and The Lanoha Charitable Remainder Trust and National Christian Charitable Foundation and Richard F. Lanoha Family Trust as "Sellers," RSC Acquisition Corp. as "Buyer," Rental Service Corporation as "Parent" and Rent-It-Center, Inc. d/b/a Center Rental and Sales, Inc. as the "Company," dated October 6, 1997.

              10.2 *           Asset Purchase Agreement by and among David P.
                               Lanoha as "Seller," RSC Acquisition Corp. as
                               "Buyer," Rental Service Corporation as "Parent" and Lanoha Leasing Limited Liability Company as the "Company," dated October 6, 1997.

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     (c)  Exhibits (continued)

          Exhibit Number                          Description
          --------------       -------------------------------------------------

              10.3 *           Asset Purchase Agreement by and among David P.
                               Lanoha as "Seller," RSC Acquisition Corp. as
                               "Buyer," Rental Service Corporation as "Parent" and Zuni Rental Enterprises L.L.C. as the "Company," dated October 6, 1997.

              10.4 *           Asset Purchase Agreement by and among David P.
                               Lanoha as "Seller," RSC Acquisition Corp. as
                               "Buyer," Rental Service Corporation as "Parent" and Center Rental & Sales/Omaha, LLC as the "Company," dated October 6, 1997.

              10.5 # Second Amended and Restated Credit Agreement, dated as of December 2, 1997.

              10.6 *           Stock Purchase Agreement by and among Leonard A.
                               Siems, Marvin W. Abbott and the Trustees (as
                               defined) as "Sellers," RSC Alabama, Inc. as
                               "Buyer," Rental Service Corporation as "Parent" and Siems Rental & Sales Co., Inc as the "Company," dated October 31, 1997.
-------------------
     * Filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the three months ended September 30, 1997, and incorporated herein by reference.

     # Filed as an exhibit to the Company's Registration Statement on Form S-1 (Registration No. 333-40707, effective December 16, 1997), and incorporated herein be reference.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             RENTAL SERVICE CORPORATION



Date: December 17, 1997                      By: /s/ Robert M. Wilson
                                                ------------------------
                                             Robert M. Wilson
                                             Senior Vice President and
                                             Chief Financial Officer

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                                 EXHIBIT INDEX

          Exhibit Number                             Description
          --------------       -------------------------------------------------

               1.1 Form of Underwriting Agreement relating to the Company's public offering of 4,000,000 shares of its Common Stock, $.01 par value.

              10.1 *           Stock Purchase Agreement by and among David P.
                               Lanoha and The Lanoha Charitable Remainder Trust and National Christian Charitable Foundation and Richard F. Lanoha Family Trust as "Sellers," RSC Acquisition Corp. as "Buyer," Rental Service Corporation as "Parent" and Rent-It-Center, Inc. d/b/a Center Rental and Sales, Inc. as the "Company," dated October 6, 1997.

              10.2 *           Asset Purchase Agreement by and among David P.
                               Lanoha as "Seller," RSC Acquisition Corp. as
                               "Buyer," Rental Service Corporation as "Parent" and Lanoha Leasing Limited Liability Company as the "Company," dated October 6, 1997.

              10.3 *           Asset Purchase Agreement by and among David P.
                               Lanoha as "Seller," RSC Acquisition Corp. as
                               "Buyer," Rental Service Corporation as "Parent" and Zuni Rental Enterprises L.L.C. as the "Company," dated October 6, 1997.

              10.4 *           Asset Purchase Agreement by and among David P.
                               Lanoha as "Seller," RSC Acquisition Corp. as
                               "Buyer," Rental Service Corporation as "Parent" and Center Rental & Sales/Omaha, LLC as the "Company," dated October 6, 1997.

              10.5 # Second Amended and Restated Credit Agreement, dated as of December 2, 1997.

              10.6 *           Stock Purchase Agreement by and among Leonard A.
                               Siems, Marvin W. Abbott and the Trustees (as defined) as "Sellers," RSC Alabama, Inc. as "Buyer," Rental Service Corporation as "Parent" and Siems Rental & Sales Co., Inc as the "Company," dated October 31, 1997.

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     *  Filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the three months ended September 30, 1997, and incorporated herein by reference.

     # Filed as an exhibit to the Company's Registration Statement on Form S-1 (Registration No. 333-40707, effective December 16, 1997), and incorporated herein be reference.

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